UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2020, Cable One, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders, upon the unanimous recommendation of the Company’s Board of Directors (the “Board”), approved a proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to declassify the Board over a three-year period such that directors elected beginning at the Company’s 2021 Annual Meeting of Stockholders and at each subsequent annual meeting will be elected to one-year terms, and the Board will be fully declassified following the Company’s 2023 Annual Meeting of Stockholders. In accordance with the proposal, the Restated Certificate also provides that directors may be removed with or without cause, except that a director elected to a class of directors serving the remainder of a three-year term is removable only for cause.

On May 18, 2020, the Restated Certificate was filed with the Secretary of State of the State of Delaware, and it became effective on such date.

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate, attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The following is a summary of the final voting results for each matter presented to stockholders at the Annual Meeting held on May 15, 2020.

Proposal No. 1: Election of Directors

The Company’s stockholders elected the three director nominees, each to hold office until the 2023 Annual Meeting of Stockholders and until his or her respective successor is elected and qualified, as set forth below:

	For	Against	Abstain	Broker Non-Votes
Mary E. Meduski	4,704,220	4,440	1,404	336,648
Alan G. Spoon	4,314,219	394,375	1,470	336,648
Wallace R. Weitz	3,621,282	1,087,227	1,555	336,648

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,044,820	457	1,435	N/A

Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2019

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2019, as set forth below:

For	Against	Abstain	Broker Non-Votes
4,649,475	54,810	5,779	336,648

Proposal No. 4: Approval of Restated Certificate

The Company’s stockholders approved the Restated Certificate to declassify the Board over a three-year period and provide for the annual election of directors, as set forth below:

For	Against	Abstain	Broker Non-Votes
4,706,867	2,414	783	336,648

Item 9.01     Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Cable One, Inc.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 18, 2020